NEWS RELEASE FORWARD AIR CORPORATION PROVIDES SELECT FIRST QUARTER 2025 UPDATES EXPECTS STRONGER LIQUIDITY ON SEQUENTIAL BASIS ESTIMATES 1Q25 CONSOLIDATED EBITDA TO BE BETWEEN $54 MILLION TO $59 MILLION ESTIMATES THAT BETWEEN 10% TO 15% OF 2024 REVENUES WOULD HAVE BEEN IMPACTED BY RECENTLY ANNOUNCED TARIFFS GREENEVILLE, Tenn.- (BUSINESS WIRE) – April 9, 2025 - Forward Air Corporation (NASDAQ:FWRD) (the “Company”, “Forward Air”, “we”, “our”, or “us”) today reported preliminary financial results for the three months ended March 31, 2025 and an estimate of revenue from shipments that may be impacted by the tariffs under the International Emergency Economic Powers Act (“IEEPA”) order announced on April 2, 2025. For the three months ended March 31, 2025, preliminary Consolidated EBITDA, a non-GAAP measure calculated pursuant to the Company’s Senior Secured Term Loan Credit Agreement (the “Credit Agreement”), is estimated to be between $54 million and $59 million. Liquidity at the end of the first quarter 2025 is expected to increase by approximately $10 million to $392 million compared to $382 million at the end of the fourth quarter 2024. Liquidity includes cash and cash equivalents and availability under the Credit Agreement. After reviewing the preliminary IEEPA details, the Company currently estimates that between 10 percent and 15 percent of its revenue in 2024 would have been from shipments directly transported under its control from the countries potentially impacted by the evolving landscape around the tariff increases announced on April 2, 2025. The Company is unable to estimate the potential tariff impact to shipments handled prior to being transported under our control, including in our Intermodal segment. First Quarter Earnings Release and Conference Call The Company will release its first quarter 2025 earnings after the market closes on Wednesday, May 7, 2025, and hold a conference call to discuss those results at 4:30 p.m. ET. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com or by dialing (800) 267-6316, Access Code: FWRDQ125. A conference call replay will be available on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com shortly after the call is completed.

About Forward Air Corporation Forward Air is a leading asset-light provider of transportation services across the United States, Canada and Mexico. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services, and intermodal, first- and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. Forward also operates a full portfolio of multimodal solutions, both domestically and internationally, via Omni Logistics. Omni Logistics is a global provider of air, ocean and ground services for mission- critical freight. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com.

3 Preliminary Results The Company’s actual operating results remain subject to the completion of our quarter-end closing process, which includes review by management and our audit committee. While carrying out such procedures, the Company may identify items that would require it to make adjustments to the preliminary estimates of its operating results set forth herein. As a result, the Company’s actual operating results could be outside of the ranges set forth herein and such differences could be material. The preliminary estimates of the Company’s financial results included herein have been prepared by, and are the responsibility of, management. The Company’s independent registered public accountants have not audited, reviewed or performed any procedures with respect to such preliminary estimates of operating results. The information presented herein should not be considered a substitute for the financial information the Company files with the SEC in its Quarterly Report on Form 10-Q for the three months ended March 31, 2025. The Company has no intention or obligation to update the preliminary estimates of operating results set forth above prior to the release of its consolidated financial statements as of and for the three months ended March 31, 2025. Forward Air Corporation Reconciliation of Non-GAAP Financial Measures In this press release, the Company uses non-GAAP financial measures that are derived on the basis of methodologies other than in accordance with GAAP, including Consolidated EBITDA calculated in accordance with our credit agreement (“Consolidated EBITDA”) estimated for the three months ended March 31, 2025.The Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions as well as evaluating the Company’s performance. All non-GAAP financial measures are presented on a continuing operations basis. The Company believes Consolidated EBITDA provides investors with important information regarding our financial condition and compliance with our obligations under our credit agreement. The Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses this non-GAAP financial measures in making financial, operating, compensation and planning decisions as well as evaluating the Company’s performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s financial results prepared in accordance with GAAP. Non-GAAP financial information does not represent a comprehensive basis of accounting. As required by the Securities and Exchange Act of 1933 and the rules and regulations promulgated thereunder, the Company has included, for the periods indicated, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. With respect to estimated Consolidated EBITDA for the three months ended March 31, 2025, please note that the Company is not providing a quantitative reconciliation because it is not available without unreasonable efforts. The Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation, or to quantify the probable significance of these items. The adjustments required for any such reconciliation of the Company’s forward-looking non-GAAP financial measures cannot be accurately forecast by the Company, and therefore the reconciliation has been omitted.

4 Note Regarding Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to the Company’s expectations regarding the Company’s financial performance, including Consolidated EBITDA, and liquidity, the Company’s expectations regarding the impact of the tariffs under the IEEPA and the impact the foregoing may have on the Company’s business, including the Company’s Intermodal segment and the Company’s results of operations. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recently imposed tariffs and potential escalation from trading partners, the risks associated with the uncertainty surrounding trade policy, including the extent to which increased tariffs will affect the Company’s operations and strategic plan; risks associated with the Company’s limited visibility to the impact of tariffs on third-party shipments; the timing of our review of any strategic alternatives; whether we will be able to identify or develop any strategic alternatives to our strategic plan as a standalone company; our ability to execute on material aspects of any strategic alternatives that are identified and pursued; whether we can achieve the potential benefits of any strategic alternatives or our strategic plan as a standalone company; recessions, trade policy, inflation, higher interest rates and downturns in customer business cycles; the Company's ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics; the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected; the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected; continued weakening of the freight environment; future debt and financing levels; our ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses; our ability to secure terminal facilities in desirable locations at reasonable rates; more limited liquidity than expected which limits our ability to make key investments; the creditworthiness of our customers and their ability to pay for services rendered; our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network; the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs; our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network; the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation; enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure; our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events; restrictions in our charter and bylaws; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this press release is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward-

5 looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Contact: Investors: Media: Tony Carreño Justin Moss investorrelations@forwardair.com (404) 362-8933 jmoss@forwardair.com